As filed with the Securities and Exchange Commission on September 9, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00994

RMB Investors Trust
(Exact name of registrant as specified in charter)

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Address of principal executive offices) (Zip code)

Walter H. Clark

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Name and address of agent for service)

(800) 462-2392

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

JUNE 30, 2019

ANNUAL

Report

THE RMB FAMILY OF FUNDS

RMB Small Cap Fund

RMB SMID Cap Fund

RMB Dividend Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (http://rmbfunds.com/literature-and-forms/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Funds by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-800-345-5954. Your election to receive shareholder reports in paper will apply to all funds held with RMB Investors Trust.

Management’s Discussion of Fund Performance (Unaudited)

RMB Small Cap Fund

For the year ended June 30, 2019, the RMB Small Cap Fund outperformed the benchmark, returning +3.96% (net of fees), compared with the Russell 2000® Index return of -3.31% for the same period.

Stock selection within the Health Care and Consumer Discretionary sectors contributed most significantly to returns for the period. Selection in Information Technology and Energy detracted from the Small Cap Fund’s relative performance.

In our first-quarter letter, we wrote, “We think the most likely outlook, based on what we know today, is higher volatility and lower (but positive) returns.” There is really no change to that outlook. We expect downward volatility to be driven by trade uncertainty and what appears to be a slowing economy. We expect upward volatility to be driven by progress on trade, better-than-feared corporate results, and an accommodative Fed.

We expect passive portfolios to experience higher volatility and lower absolute returns as the free ride from quantitative easing seems to have come to an end. We continue to believe the market is transitioning to a better environment for active managers to add value as the liquidity cycle is normalizing and company-specific dispersion is widening. We believe there will be plenty of noise to continue to drive volatility, including trade talks, Fed rate speculation, Brexit, Middle East tensions, the approach of the 2020 elections, and more. While these factors may drive heightened volatility, we will stay focused on company-specific signals of wealth creation at companies driven by top management skill and savvy capital allocation, which we believe are selling at attractive prices offering upside potential compared to downside risk.

RMB SMALL CAP FUND	1

RMB Small Cap Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Financials	19.6%
Health Care	16.6%
Information Technology	15.9%
Consumer Discretionary	15.2%
Industrials	13.6%
Real Estate	7.3%
Materials	3.8%
Energy	2.0%
Consumer Staples	1.1%
Utilities	0.5%
95.6%
Cash & Other Assets, Less Liabilities	4.4%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
Bright Horizons Family Solutions, Inc.	3.4%
West Pharmaceutical Services, Inc.	3.0%
Pool Corp.	2.9%
American Financial Group, Inc.	2.9%
Fair Isaac Corp.	2.2%
PTC, Inc.	2.2%
EastGroup Properties, Inc.	2.2%
Argo Group International Holdings Ltd.	2.2%
Equity Commonwealth	2.2%
Carpenter Technology Corp.	2.0%
25.2%

TOTAL RETURN† (For the period ended June 30, 2019)
Growth of $10,000 Over Ten Years

		Russell
		2000®
Average Annual Total Returns	Fund	Index*
Class I
One year	3.96%	(3.31)%
Three years	11.10%	12.30%
Five years	7.58%	7.06%
Ten years	12.31%	13.45%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Small Cap Fund Class I is 1.10% as set forth in the Funds’ prospectus dated June 24, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

2	RMB SMALL CAP FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB SMID Cap Fund

For the year ended June 30, 2019, the RMB SMID Cap Fund beat the benchmark, returning +5.71% (net of fees), compared with the Russell 2500TM Index return of +1.77% for the same period.

Outperformance for the year was driven primarily by stock selection within the Industrials and Health Care sectors. Selection in Information Technology, Financials, and Consumer Discretionary detracted from results.

In our first-quarter letter, we wrote, “We think the most likely outlook, based on what we know today, is higher volatility and lower (but positive) returns.” There is really no change to that outlook. We expect downward volatility to be driven by trade uncertainty and what appears to be a slowing economy. We expect upward volatility to be driven by progress on trade, better-than-feared corporate results, and an accommodative Fed.

We expect passive portfolios to experience higher volatility and lower absolute returns as the free ride from quantitative easing seems to have come to an end. We continue to believe the market is transitioning to a better environment for active managers to add value as the liquidity cycle is normalizing and company-specific dispersion is widening. We believe there will be plenty of noise to continue to drive volatility, including trade talks, Fed rate speculation, Brexit, Middle East tensions, the approach of the 2020 elections, and more. While these factors may drive heightened volatility, we will stay focused on company-specific signals of wealth creation at companies driven by top management skill and savvy capital allocation, which we believe are selling at attractive prices offering upside potential compared to downside risk.

RMB SMID CAP FUND	3

RMB SMID Cap Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Information Technology	18.2%
Health Care	16.3%
Financials	15.7%
Industrials	15.5%
Consumer Discretionary	10.2%
Real Estate	8.5%
Materials	6.1%
Utilities	3.1%
Energy	2.7%
96.3%
Cash & Other Assets, Less Liabilities	3.7%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
Bright Horizons Family Solutions, Inc.	3.6%
American Financial Group, Inc.	2.7%
West Pharmaceutical Services, Inc.	2.7%
Copart, Inc.	2.5%
Fair Isaac Corp.	2.5%
Equity Commonwealth	2.4%
Markel Corp.	2.3%
IDEX Corp.	2.0%
Vail Resorts, Inc.	2.0%
PTC, Inc.	2.0%
24.7%

TOTAL RETURN† (For the period ended June 30, 2019)
Growth of $10,000 Over Ten Years

		Russell
		2500TM
Average Annual Total Returns	Fund	Index*
Class I
One year	5.71%	1.77%
Three years	11.62%	12.34%
Five years	7.75%	7.66%
Ten years	12.49%	14.44%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB SMID Cap Fund Class I is 0.96% as set forth in the Funds’ prospectus dated June 24, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

4	RMB SMID CAP FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Dividend Growth Fund

For the year ended June 30, 2019, the RMB Dividend Growth Fund outperformed the benchmark, returning +13.12% (net of fees), compared with the Russell 1000® Index return of +10.02% for the same period.

Stock selection within Materials, Real Estate, and Information Technology contributed most significantly to the relative return profile. Conversely, selection in Energy, Industrials, and Financials detracted from results.

At the end of the first quarter, our outlook on the market consisted of higher volatility and lower (but positive) returns. As we wrap up the first six months of the year, there is really no change to that outlook. We expect downward volatility to be driven by trade uncertainty and what appears to be a slowing economy. We expect upward volatility to be driven by progress on trade, better-than-feared corporate results, and an accommodative Fed.

We expect passive portfolios to experience higher volatility and lower absolute returns as the free ride from quantitative easing seems to have come to an end. We continue to believe the market is transitioning to a better environment for active managers to add value as the liquidity cycle is normalizing and company-specific dispersion is widening. We believe there will be plenty of noise to continue to drive volatility, including trade talks, Fed rate speculation, Brexit, Middle East tensions, the approach of the 2020 elections, and more. While these factors may drive heightened volatility, we will stay focused on company-specific signals of wealth creation at companies driven by top management skill and savvy capital allocation, which we believe are selling at attractive prices offering upside potential compared to downside risk.

RMB DIVIDEND GROWTH FUND	5

RMB Dividend Growth Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Information Technology	29.2%
Health Care	16.7%
Industrials	13.2%
Financials	13.1%
Consumer Discretionary	9.2%
Materials	5.3%
Real Estate	4.5%
Consumer Staples	3.5%
Energy	3.3%
98.0%
Cash & Other Assets, Less Liabilities	2.0%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
Microsoft Corp.	6.1%
American Tower Corp.	4.5%
Johnson & Johnson	4.3%
Illinois Tool Works, Inc.	3.8%
Accenture PLC — Class A	3.8%
Apple, Inc.	3.7%
Union Pacific Corp.	3.6%
Home Depot, Inc. (The)	3.5%
UnitedHealth Group, Inc.	3.5%
Diageo PLC — ADR	3.5%
40.3%

TOTAL RETURN† (For the period ended June 30, 2019)
Growth of $10,000 Over Ten Years

		Russell
		1000®
Average Annual Total Returns	Fund	Index*
Class I
One year	13.12%	10.02%
Three years	13.35%	14.15%
Five years	10.09%	10.45%
Since inception (03/30/12)	11.97%	12.96%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Dividend Growth Fund Class I is 0.81% as set forth in the Funds’ prospectus dated June 24, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
^	3/30/12 commencement of operations.
*	Keep in mind that indices have no management fees or brokerage costs.

6	RMB DIVIDEND GROWTH FUND

Fund Information (Unaudited)

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance of each of the RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund (each, a “Fund” and collectively, the “Funds”) may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Fund Risks

Mutual fund investing involves risk; loss of principal is possible. The RMB Small Cap Fund and the RMB SMID Cap Fund invest primarily in companies with small-to-medium market capitalizations. Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. The RMB Dividend Growth Fund invests primarily in large capitalization companies which offer above average sustainable dividend growth. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Further, dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. Each Fund may also invest in foreign securities which may be more volatile than U.S. securities and are also subject to risks of currency exchange rate fluctuation, illiquidity, inflation, and political instability. The Funds’ prospectus contains more information about these and other risks applicable to each Fund.

Market Indexes

The following are definitions for indexes used in Management’s Discussion of each Fund’s performance and the accompanying performance summary tables. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. A Fund’s specific investment strategy and restrictions may exclude certain investments that reflect the makeup of its benchmark index. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

Russell 2000® Index

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Russell 2500TM Index

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Russell 1000® Index

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

The management’s discussion of fund performance reflect the opinions of Fund managers as of June 30, 2019. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of June 30, 2019.

FUND INFORMATION	7

RMB Small Cap Fund

Schedule of Investments June 30, 2019

	Number of
	Shares	Value
Common Stocks 95.6%

AEROSPACE & DEFENSE 2.9%
Curtiss-Wright Corp.	13,569	$1,725,027
Teledyne Technologies, Inc.[a]	6,363	1,742,635
		3,467,662
AUTO COMPONENTS 1.7%
Fox Factory Holding Corp.[a]	7,800	643,578
Visteon Corp.[a]	23,236	1,361,165
		2,004,743
BANKS 11.4%
Columbia Banking System, Inc.	27,458	993,430
Cullen/Frost Bankers, Inc.	5,952	557,464
CVB Financial Corp.	106,691	2,243,712
Investors Bancorp, Inc.	167,797	1,870,936
PacWest Bancorp	42,160	1,637,073
Seacoast Banking Corp. of Florida[a]	83,156	2,115,489
TriCo Bancshares	60,240	2,277,072
Webster Financial Corp.	38,892	1,857,871
		13,553,047
BIOTECHNOLOGY 4.3%
Allogene Therapeutics, Inc.[a]	20,243	543,525
Bluebird Bio, Inc.[a]	5,493	698,710
CareDx, Inc.[a]	11,400	410,286
Ionis Pharmaceuticals, Inc.[a]	6,928	445,262
Repligen Corp.[a]	22,318	1,918,232
Ultragenyx Pharmaceutical, Inc.[a]	10,140	643,890
Veracyte, Inc.[a]	15,832	451,370
		5,111,275
CAPITAL MARKETS 1.3%
Stifel Financial Corp.	25,415	1,501,010

COMMERCIAL SERVICES & SUPPLIES 2.3%
Brink’s Co. (The)	19,911	1,616,375
US Ecology, Inc.	17,665	1,051,774
		2,668,149
CONSTRUCTION & ENGINEERING 0.5%
Valmont Industries, Inc.	4,184	530,573

CONTAINERS & PACKAGING 1.7%
AptarGroup, Inc.	16,395	2,038,554

DISTRIBUTORS 2.9%
Pool Corp.	18,058	3,449,078

DIVERSIFIED CONSUMER SERVICES 4.7%
Bright Horizons Family Solutions, Inc.[a]	26,930	4,062,929
Grand Canyon Education, Inc.[a]	12,932	1,513,303
		5,576,232
ELECTRICAL EQUIPMENT 1.2%
EnerSys, Inc.	20,084	1,375,754

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 0.7%
Littelfuse, Inc.	4,852	858,367

EQUITY REAL ESTATE INVESTMENT 7.3%
Acadia Realty Trust	69,506	1,902,379
CatchMark Timber Trust, Inc. — Class A	151,539	1,583,583
EastGroup Properties, Inc.	22,473	2,606,419
Equity Commonwealth	79,454	2,583,844
		8,676,225
FOOD PRODUCTS 1.1%
J&J Snack Foods Corp.	8,344	1,342,967

GAS UTILITIES 0.5%
Chesapeake Utilities Corp.	6,219	590,929

HEALTH CARE EQUIPMENT & SUPPLIES 4.3%
Neogen Corp.[a]	25,282	1,570,265
West Pharmaceutical Services, Inc.	28,368	3,550,255
		5,120,520
HEALTH CARE PROVIDERS & SERVICES 0.8%
HealthEquity, Inc.[a]	13,468	880,807

HEALTH CARE TECHNOLOGY 3.9%
Medidata Solutions, Inc.[a]	17,059	1,544,010
Omnicell, Inc.[a]	21,011	1,807,576
Tabula Rasa HealthCare, Inc.[a]	24,789	1,237,715
		4,589,301
HOTELS, RESTAURANTS & LEISURE 0.9%
Vail Resorts, Inc.	4,901	1,093,805

INFORMATION TECHNOLOGY SERVICES 1.9%
Jack Henry & Associates, Inc.	17,177	2,300,344

INSURANCE 5.1%
American Financial Group, Inc.	33,070	3,388,683
Argo Group International Holdings Ltd.	34,967	2,589,306
		5,977,989
LIFE SCIENCES TOOLS & SERVICES 1.3%
NeoGenomics, Inc.[a]	68,914	1,511,973

MACHINERY 6.1%
Chart Industries, Inc.[a]	11,964	919,792
ITT, Inc.	31,423	2,057,578
Kadant, Inc.	17,008	1,544,497
Lincoln Electric Holdings, Inc.	20,115	1,655,867
RBC Bearings, Inc.[a]	6,572	1,096,275
		7,274,009
METALS & MINING 2.0%
Carpenter Technology Corp.	49,666	2,382,975

MORTGAGE REAL ESTATE INVESTMENT 1.9%
Redwood Trust, Inc.	133,201	2,201,813

OIL, GAS & CONSUMABLE FUELS 2.0%
Centennial Resource Development Inc. — Class Aa	143,406	1,088,452
WPX Energy, Inc.[a]	114,642	1,319,529
		2,407,981

8	RMB SMALL CAP FUND	See Notes to Financial Statements

RMB Small Cap Fund

Schedule of Investments (Continued) June 30, 2019

	Number of
	Shares	Value
PHARMACEUTICALS 2.0%
Amneal Pharmaceuticals, Inc.[a]	36,345	$260,594
Catalent, Inc.[a]	39,747	2,154,685
		2,415,279
PROFESSIONAL SERVICES 0.7%
Exponent, Inc.	14,094	825,063

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT 2.8%
Cypress Semiconductor Corp.	30,423	676,608
MKS Instruments, Inc.	15,859	1,235,257
Monolithic Power Systems, Inc.	10,654	1,446,600
		3,358,465
SOFTWARE 10.4%
CommVault Systems, Inc.[a]	20,303	1,007,435
Digimarc Corp.[a]	26,173	1,161,819
Fair Isaac Corp.[a]	8,382	2,632,116
Guidewire Software, Inc.[a]	18,291	1,854,342
Proofpoint, Inc.[a]	10,574	1,271,523
PTC, Inc.[a]	29,187	2,619,825
Tyler Technologies, Inc.[a]	7,984	1,724,704
		12,271,764
SPECIALTY RETAIL 1.6%
Monro, Inc.	22,247	1,897,669

TEXTILES, APPAREL & LUXURY GOODS 3.4%
Columbia Sportswear Co.	22,677	2,271,328
Wolverine World Wide, Inc.	61,929	1,705,525
		3,976,853
Total Common Stocks (Cost $77,409,371)		113,231,175

Short-term Investments 3.4%

MONEY MARKET 3.4%
First American Government Obligations Fund — Class X — 2.30%[b]	4,069,346	4,069,346
Total Short-Term Investments (Cost $4,069,346)		4,069,346

Total Investments 99.0%
(Cost $81,478,717)		$117,300,521

Other Assets in Excess of Liabilities 1.0%		1,120,612

TOTAL NET ASSETS 100.0%		$118,421,133

[a]	Non-Income Producing.

[b]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

See Notes to Financial Statements	RMB SMALL CAP FUND	9

RMB SMID Cap Fund

Schedule of Investments June 30, 2019

	Number of
	Shares	Value
Common Stocks 96.3%

AEROSPACE & DEFENSE 3.5%
HEICO Corp.	24,251	$3,245,026
Teledyne Technologies, Inc.[a]	11,102	3,040,505
		6,285,531
AUTO COMPONENTS 0.7%
Visteon Corp.[a]	21,034	1,232,172

BANKS 7.3%
Cullen/Frost Bankers, Inc.	23,110	2,164,482
First Republic Bank	34,585	3,377,225
Pinnacle Financial Partners, Inc.	40,017	2,300,177
SVB Financial Group[a]	9,935	2,231,302
Webster Financial Corp.	64,988	3,104,477
		13,177,663
BIOTECHNOLOGY 4.8%
Bluebird Bio, Inc.[a]	7,599	966,593
Exact Sciences Corp.[a]	13,909	1,641,818
Ionis Pharmaceuticals, Inc.[a]	11,993	770,790
Repligen Corp.[a]	31,964	2,747,306
Sage Therapeutics, Inc.[a]	5,702	1,043,979
Seattle Genetics, Inc.[a]	9,274	641,854
Ultragenyx Pharmaceutical, Inc.[a]	13,974	887,349
		8,699,689
CAPITAL MARKETS 2.0%
MarketAxess Holdings, Inc.	6,970	2,240,298
Stifel Financial Corp.	24,923	1,471,952
		3,712,250
CHEMICALS 1.4%
RPM International, Inc.	42,605	2,603,592

COMMERCIAL SERVICES & SUPPLIES 3.8%
Brink’s Co. (The)	29,533	2,397,489
Copart, Inc.[a]	61,327	4,583,580
		6,981,069
CONSTRUCTION MATERIALS 1.8%
Eagle Materials, Inc.	34,897	3,234,952

CONTAINERS & PACKAGING 1.6%
Avery Dennison Corp.	25,557	2,956,434

DIVERSIFIED CONSUMER SERVICES 3.6%
Bright Horizons Family Solutions, Inc.[a]	43,480	6,559,828

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 4.0%
FLIR Systems, Inc.	53,363	2,886,938
Littelfuse, Inc.	10,560	1,868,169
Trimble, Inc.[a]	54,560	2,461,202
		7,216,309
EQUITY REAL ESTATE INVESTMENT 8.5%
Acadia Realty Trust	99,977	2,736,370
Alexandria Real Estate Equities, Inc.	22,279	3,143,344
CyrusOne, Inc.	46,250	2,669,550
EastGroup Properties, Inc.	21,708	2,517,694
Equity Commonwealth	132,682	4,314,819
		15,381,777
GAS UTILITIES 1.5%
UGI Corp.	52,075	2,781,326

HEALTH CARE EQUIPMENT & SUPPLIES 7.3%
ABIOMED, Inc.[a]	7,908	2,059,955
IDEXX Laboratories, Inc.[a]	10,884	2,996,692
Teleflex, Inc.	9,708	3,214,804
West Pharmaceutical Services, Inc.	39,316	4,920,397
		13,191,848
HEALTH CARE PROVIDERS & SERVICES 0.6%
HealthEquity, Inc.[a]	16,521	1,080,473

HEALTH CARE TECHNOLOGY 2.2%
Medidata Solutions, Inc.[a]	24,401	2,208,535
Tabula Rasa HealthCare, Inc.[a]	35,385	1,766,773
		3,975,308
HOTELS, RESTAURANTS & LEISURE 2.0%
Vail Resorts, Inc.	16,457	3,672,873

HOUSEHOLD DURABLES 1.0%
NVR, Inc.[a]	537	1,809,824

INDUSTRIAL CONGLOMERATES 1.8%
Carlisle Cos., Inc.	23,264	3,266,498

INFORMATION TECHNOLOGY SERVICES 1.9%
Jack Henry & Associates, Inc.	25,745	3,447,770

INSURANCE 5.0%
American Financial Group, Inc.	48,392	4,958,728
Markel Corp.[a]	3,802	4,142,659
		9,101,387
MACHINERY 5.1%
Graco, Inc.	54,541	2,736,867
IDEX Corp.	21,426	3,688,272
ITT, Inc.	43,311	2,836,004
		9,261,143
METALS & MINING 1.2%
Steel Dynamics, Inc.	73,498	2,219,640

MORTGAGE REAL ESTATE INVESTMENT 1.4%
Redwood Trust, Inc.	153,955	2,544,876

MULTILINE RETAIL 1.2%
Nordstrom, Inc.	66,182	2,108,559

MULTI-UTILITIES 1.6%
CMS Energy Corp.	49,054	2,840,717

OIL, GAS & CONSUMABLE FUELS 2.7%
Diamondback Energy, Inc.	25,997	2,832,893
WPX Energy, Inc.[a]	179,824	2,069,774
		4,902,667
PHARMACEUTICALS 1.4%
Catalent, Inc.[a]	47,983	2,601,158

ROAD & RAIL 1.3%
Old Dominion Freight Line, Inc.	16,437	2,453,387

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT 2.9%
Cypress Semiconductor Corp.	47,083	1,047,126
MKS Instruments, Inc.	24,476	1,906,436
Monolithic Power Systems, Inc.	17,109	2,323,060
		5,276,622

10	RMB SMID CAP FUND	See Notes to Financial Statements

RMB SMID Cap Fund

Schedule of Investments (Continued) June 30, 2019

	Number of
	Shares	Value
SOFTWARE 9.4%
CommVault Systems, Inc.[a]	25,077	$1,244,321
Digimarc Corp.[a]	35,763	1,587,520
Fair Isaac Corp.[a]	14,176	4,451,547
Guidewire Software, Inc.[a]	19,833	2,010,669
Proofpoint, Inc.[a]	15,035	1,807,959
PTC, Inc.[a]	39,974	3,588,066
Tyler Technologies, Inc.[a]	10,930	2,361,099
		17,051,181
TEXTILES, APPAREL & LUXURY GOODS 1.8%
Columbia Sportswear Co.	14,100	1,412,256
Wolverine World Wide, Inc.	64,782	1,784,096
		3,196,352
Total Common Stocks (Cost $111,629,912)		174,824,875

Short-Term Investments 2.7%

MONEY MARKET 2.7%
First American Government Obligations Fund — Class X — 2.30%[b]	4,866,440	4,866,440
Total Short-Term Investments (Cost $4,866,440)		4,866,440

Total Investments 99.0%
(Cost $116,496,352)		$179,691,315

Other Assets in Excess of Liabilities 1.0%		1,896,483

Total Net Assets 100.0%		$181,587,798

[a]	Non-Income Producing.

[b]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

See Notes to Financial Statements	RMB SMID CAP FUND	11

RMB Dividend Growth Fund

Schedule of Investments June 30, 2019

	Number of
	Shares	Value
Common Stocks 98.0%

AEROSPACE & DEFENSE 3.4%
Raytheon Co.	7,000	$1,217,160

BANKS 4.1%
Citigroup, Inc.	10,911	764,097
M&T Bank Corp.	3,992	678,920
		1,443,017
BEVERAGES 3.5%
Diageo PLC — ADR	7,250	1,249,320

BIOTECHNOLOGY 2.1%
Amgen, Inc.	4,058	747,808

CAPITAL MARKETS 6.5%
CME Group, Inc.	6,010	1,166,601
Morgan Stanley	26,373	1,155,401
		2,322,002
CHEMICALS 2.7%
Ecolab, Inc.	4,763	940,407

COMMERCIAL SERVICES & SUPPLIES 2.4%
Ritchie Bros Auctioneers, Inc.	25,217	837,709

COMMUNICATIONS EQUIPMENT 2.5%
Cisco Systems, Inc.	16,155	884,163

CONTAINERS & PACKAGING 2.7%
Avery Dennison Corp.	8,309	961,185

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 5.6%
Amphenol Corp. — Class A	10,897	1,045,458
CDW Corp.	8,670	962,370
		2,007,828
EQUITY REAL ESTATE INVESTMENT 4.5%
American Tower Corp.	7,880	1,611,066

HEALTH CARE EQUIPMENT & SUPPLIES 6.7%
Becton, Dickinson & Co.	4,505	1,135,305
Danaher Corp.	8,734	1,248,263
		2,383,568
HEALTH CARE PROVIDERS & SERVICES 3.5%
UnitedHealth Group, Inc.	5,123	1,250,063

HOTELS, RESTAURANTS & LEISURE 5.6%
Starbucks Corp.	13,835	1,159,788
Vail Resorts, Inc.	3,747	836,256
		1,996,044
INFORMATION TECHNOLOGY SERVICES 9.1%
Accenture PLC — Class A	7,210	1,332,192
Jack Henry & Associates, Inc.	6,525	873,828
Visa, Inc. — Class A	5,880	1,020,474
		3,226,494
INSURANCE 2.5%
American Financial Group, Inc.	8,776	899,277

MACHINERY 3.8%
Illinois Tool Works, Inc.	9,025	1,361,060

OIL, GAS & CONSUMABLE FUELS 3.3%
EOG Resources, Inc.	5,982	557,283
Occidental Petroleum Corp.	12,366	621,763
		1,179,046
PHARMACEUTICALS 4.3%
Johnson & Johnson	11,074	1,542,387

ROAD & RAIL 3.6%
Union Pacific Corp.	7,560	1,278,472

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT 2.3%
Analog Devices, Inc.	7,090	800,248

SOFTWARE 6.0%
Microsoft Corp.	16,040	2,148,718

SPECIALTY RETAIL 3.6%
Home Depot, Inc. (The)	6,064	1,261,130

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS 3.7%
Apple, Inc.	6,620	1,310,230
Total Common Stocks (Cost $25,739,680)		34,858,402

Short-Term Investments 1.6%

MONEY MARKET 1.6%
First American Government Obligations Fund — Class X — 2.30%[a]	556,327	556,327
Total Short-Term Investments (Cost $556,327)		556,327

Total Investments 99.6%
(Cost $26,296,007)		$35,414,729

Other Assets in Excess of Liabilities 0.4%		138,724

Total Net Assets 100.0%		$35,553,453

ADR American Depositary Receipt

[a]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

12	RMB DIVIDEND GROWTH FUND	See Notes to Financial Statements

Statements of Assets and Liabilities June 30, 2019

	RMB Small	RMB SMID	RMB Dividend
	Cap Fund	Cap Fund	Growth Fund
Assets:
Investments at cost	$81,478,717	$116,496,352	$26,296,007
Investments at value	$117,300,521	$179,691,315	$35,414,729
Receivable for investments sold	1,465,869	1,844,335	213,463
Receivable for fund shares sold	216,369	—	—
Receivable for interest and dividends	97,066	189,618	40,276
Due from adviser	—	—	17,929
Due from custodian	7,546	—	—
Prepaid expenses	1,652	2,094	357
Total assets	119,089,023	181,727,362	35,686,754

Liabilities:
Payable for investments purchased	577,225	—	101,363
Due to adviser	49,208	60,232	—
Due to custodian	—	7,546	—
Payable for fund shares redeemed	2,083	29,262	—
Payable for audit fees	18,000	19,000	17,000
Payable for administration fees	8,568	8,532	8,430
Payable for custody fees	1,390	2,844	661
Accrued expenses and other payables	11,416	12,148	5,847
Total liabilities	667,890	139,564	133,301
Net assets	$118,421,133	$181,587,798	$35,553,453

Capital Stock, $0.01 Par Value
Issued and outstanding	8,685,437	15,854,632	2,516,166
Net Asset Value, Redemption Price and Offering Price Per Share	$13.63	$11.45	$14.13

Net Assets Consists Of:
Capital paid-in	$82,363,073	$117,823,736	$25,735,500
Total distributable earnings	36,058,060	63,764,062	9,817,953
Net assets	$118,421,133	$181,587,798	$35,553,453

See Notes to Financial Statements	ASSETS AND LIABILITIES	13

Statements of Operations For the year ended June 30, 2019

	RMB Small	RMB SMID	RMB Dividend
	Cap Fund	Cap Fund	Growth Fund
Investment Income:
Dividend income	$1,646,345	$2,020,209	$678,790[1]
Interest income	87,667	128,474	19,782
Total investment income	1,734,012	2,148,683	698,572

Expenses:
Investment advisory fees	1,226,111	1,561,975	219,094
Administration fees	53,100	53,010	52,563
Legal fees	40,959	55,998	29,239
Trustees’ fees and related expenses	38,457	48,381	23,922
Federal and state registration fees	31,024	34,814	35,136
Transfer agent fees	24,000	31,678	10,110
Audit fees	17,150	18,149	18,650
Custody fees	9,201	12,376	2,423
Reports to shareholders	2,703	19,141	2,465
Other	59,452	87,324	27,033
Total expenses before waiver and reimbursement	1,502,157	1,922,846	420,635
Waiver and reimbursement of expenses by adviser	(153,434)	(177,109)	(150,981)
Net expenses	1,348,723	1,745,737	269,654
Net investment income	385,289	402,946	428,918

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on:
Investments	19,852,083	10,469,599	457,462

Change in net unrealized appreciation/depreciation on:
Investments	(16,340,739)	(1,514,558)	3,336,599
Net realized and unrealized gain on investments	3,511,344	8,955,041	3,794,061
Net increase in net assets resulting from operations	$3,896,633	$9,357,987	$4,222,979

[1]	Net of foreign taxes withheld of $2,489.

14	OPERATIONS	See Notes to Financial Statements

Statements of Changes in Net Assets

	RMB Small Cap Fund		RMB SMID Cap Fund		RMB Dividend Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$385,289	$1,250,455	$402,946	$1,441,694	$428,918	$332,158
Net realized gain on:
Investments	19,852,083	33,825,932	10,469,599	46,319,409	457,462	5,494,852
In-kind redemptions	—	23,194,681	—	—	—	—
Change in unrealized appreciation/depreciation	(16,340,739)	(23,767,124)	(1,514,558)	(6,821,152)	3,336,599	(1,511,141)
Net increase in net assets resulting from operations	3,896,633	34,503,944	9,357,987	40,939,951	4,222,979	4,315,869

Net distributions to shareholders:	(32,279,821)	(48,818,803)[1]	(21,935,430)	(36,461,509)[1]	(5,475,409)	(2,107,997)[1]

Capital share transactions:
Net proceeds from sales of shares	24,683,760	11,110,290	11,577,055	13,310,130	630,273	1,925,364
Net proceeds from reinvestment of distributions	27,431,100	44,415,511	20,627,666	34,606,613	4,982,876	1,893,827
Cost of shares redeemed	(53,155,030)	(188,767,328)	(31,577,749)	(169,735,938)	(1,565,291)	(9,807,843)
Net increase/(decrease) in net assets resulting from capital shares transactions	(1,040,170)	(133,241,527)	626,972	(121,819,195)	4,047,858	(5,988,652)
Total increase/(decrease) in net assets	$(29,423,358)	$(147,556,386)	$(11,950,471)	$(117,340,753)	$2,795,428	$(3,780,780)

Net assets:
Beginning of year	147,844,491	295,400,877	193,538,269	310,879,022	32,758,025	36,538,805
End of year	$118,421,133	$147,844,491 [2]	$181,587,798	$193,538,269 [2]	$35,553,453	$32,758,025 [2]

Transactions in shares:
Shares sold	1,739,990	609,620	987,315	1,115,777	48,690	133,753
Shares issued to holders in reinvestment of distributions	2,287,832	2,569,235	2,098,440	3,004,998	392,114	133,277
Shares redeemed	(3,224,844)	(10,574,812)	(2,773,444)	(14,235,680)	(111,619)	(678,394)
Net increase/(decrease) in shares outstanding	802,978	(7,395,957)	312,311	(10,114,905)	329,185	(411,364)

[1]	Includes net investment income distribution of $1,345,643, $1,518,429, and $313,855, respectively, and net realized gain distribution of $47,473,160, $34,943,080, and $1,794,142, respectively. See Note 5.
[2]	Includes accumulated undistributed net investment income $0, $0, and $178,004, respectively. See Note 5.

See Notes to Financial Statements	CHANGES IN NET ASSETS	15

Financial Highlights For a capital share outstanding throughout the year

RMB Small Cap Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$18.76	$19.33	$17.91	$19.97	$22.96

Income (loss) from investment operations:
Net investment income	0.04	0.08	0.03	0.03	––
Net realized and unrealized gain (loss) on investments	(0.00)[a]	3.00	2.09	(0.49)	1.33
Total income (loss) from investment operations	0.04	3.08	2.12	(0.46)	1.33

Less distributions to shareholders:
From net investment income	––	(0.09)	(0.04)	(0.01)	––
From net realized gain on investments	(5.17)	(3.56)	(0.66)	(1.59)	(4.32)
Total distributions to shareholders	(5.17)	(3.65)	(0.70)	(1.60)	(4.32)
Net asset value, end of year	$13.63	$18.76	$19.33	$17.91	$19.97

Total Return	3.96%	17.88%	11.90%	(1.94)%	7.14%

Supplemental data and ratios
Net assets, end of year (in thousands)	$118,421	$147,844	$295,401	$422,127	$443,004
Ratio of expenses to average net assets
Before waivers and reimbursements	1.23%	1.16%	1.10%	1.09%	1.09%
Net of waivers and reimbursements	1.10%	1.10%	1.10%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.19%	0.47%	0.15%	0.19%	(0.04)%
Net of waivers and reimbursements	0.32%	0.53%	0.15%	0.19%	(0.04)%
Portfolio turnover rate	19%	20%	32%	31%	31%

[a]	Less than $0.01 per share.

16	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

Financial Highlights (Continued) For a capital share outstanding throughout the year

RMB SMID Cap Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.45	$12.12	$12.93	$13.61	$16.31

Income from investment operations:
Net investment income	0.03	0.07	0.02	0.02	0.01
Net realized and unrealized gain on investments	0.44	1.94	1.33	0.08	0.33
Total income from investment operations	0.47	2.01	1.35	0.10	0.34

Less distributions to shareholders:
From net investment income	––	(0.07)	(0.03)	––	(0.01)
From net realized gain on investments	(1.47)	(1.61)	(2.13)	(0.78)	(3.03)
Total distributions to shareholders	(1.47)	(1.68)	(2.16)	(0.78)	(3.04)
Net asset value, end of year	$11.45	$12.45	$12.12	$12.93	$13.61

Total Return	5.71%	18.20%	11.28%	1.07%	3.34%

Supplemental data and ratios
Net assets, end of year (in thousands)	$181,588	$193,538	$310,879	$394,652	$725,952
Ratio of expenses to average net assets
Before waivers and reimbursements	1.05%	1.00%	0.96%	0.99%	0.96%
Net of waivers and reimbursements	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.12%	0.53%	0.11%	0.07%	0.04%
Net of waivers and reimbursements	0.22%	0.58%	0.12%	0.11%	0.05%
Portfolio turnover rate	16%	14%	34%	31%	37%

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	17

Financial Highlights (Continued) For a capital share outstanding throughout the year

RMB Dividend Growth Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.98	$14.06	$12.71	$12.79	$13.18

Income from investment operations:
Net investment income	0.18	0.15	0.11	0.10	0.09
Net realized and unrealized gain on investments	1.49	1.66	1.59	0.43	0.70
Total income from investment operations	1.67	1.81	1.70	0.53	0.79

Less distributions to shareholders:
From net investment income	(0.26)	(0.13)	(0.10)	(0.09)	(0.08)
From net realized gain on investments	(2.26)	(0.76)	(0.25)	(0.52)	(1.10)
Total distributions to shareholders	(2.52)	(0.89)	(0.35)	(0.61)	(1.18)
Net asset value, end of year	$14.13	$14.98	$14.06	$12.71	$12.79

Total Return	13.12%	13.34%	13.58%	4.38%	6.40%

Supplemental data and ratios
Net assets, end of year (in thousands)	$35,553	$32,758	$36,539	$27,800	$26,207
Ratio of expenses to average net assets
Before waivers and reimbursements	1.25%	1.09%	1.11%	1.18%	1.18%
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.82%	0.68%	0.55%	0.42%	0.29%
Net of waivers and reimbursements	1.27%	0.97%	0.86%	0.80%	0.67%
Portfolio turnover rate	23%	58%	26%	24%	27%

18	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

Notes to Financial Statements

Organization

RMB Investors Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust currently consists of nine series. This report covers RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund (each, a “Fund” and collectively, the “Funds”). RMB Capital Management, LLC (“RMB” or the “Adviser”) serves as the investment adviser to the Funds.

A summary of the Funds and their respective investment objective is included below:

Fund	Investment Objective
RMB Small Cap Fund	Capital appreciation
RMB SMID Cap Fund	Capital appreciation
RMB Dividend Growth Fund	Long-term capital appreciation

The Funds are the legal successors to the IronBridge Funds (the “Predecessor Funds”). As of close of business on June 21, 2019, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) previously approved by the Funds’ shareholders and Board of Trustees, all of the assets and liabilities of each Predecessor Fund was transferred to the corresponding Successor Fund in exchange for Class I shares of the Successor Fund. A summary of the Reorganization for each of the Funds is include below:

Successor Fund	Predecessor Fund
RMB Small Cap Fund	IronBridge Small Cap Fund
RMB SMID Cap Fund	IronBridge SMID Cap Fund
RMB Dividend Growth Fund	IronBridge Large Cap Fund

The Reorganization was a tax-free event to the Funds’ shareholders and the primary investment objective of each Fund was similar to its Predecessor Fund, with the exception of the Dividend Growth Fund that changed to long-term capital appreciation. The Predecessor Funds were deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights reflect the operations of the Predecessor Funds for periods prior to the Reorganization date. The final net asset value of the respective Predecessor Fund serves as the beginning value for the respective Successor Fund. Information with respect to net assets and other relevant operating data for the Predecessor Funds on the Reorganization date is included below:

	IronBridge	IronBridge	IronBridge
	Small Cap	SMID Cap	Large Cap
	Fund	Fund	Fund
Net assets	$118,978,909	$180,094,492	$35,972,500
Shares outstanding	8,810,935	15,862,806	2,512,941
Net asset value	$13.50	$11.35	$14.31
Investments at fair value	$118,971,223	$180,272,938	$35,944,378
Unrealized appreciation/depreciation	$37,133,236	$63,269,701	$9,404,823
Undistributed net investment income	$457,490	$421,764	$120,294
Accumulated net realized gain	$5,928,943	$16,842,391	$5,134,790

1. Significant Accounting Policies

Each Fund is considered an investment company under United States of America Generally Accepted Accounting Principles (“U.S. GAAP”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Investment Valuation

Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.

Stocks

Equity Securities, Warrants, Exchange-Traded Funds (“ETFs”), and American Depository Receipts (“ADRs”) Listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.

Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or “NOCP.” The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale prices are above or below both the last reported bid and asked prices. If the last reported bid and asked price is above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked prices on the market on which the security primarily trades.

Equity Securities traded on the Over-The-Counter (“OTC”) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.

Procedures to Address After-Market Events. If a significant event occurs in a foreign market on which a security primarily trades after the security’s closing price was established on the foreign exchange but before the Fund calculates its NAV, and causing the foreign security’s valuation price to no longer reflect actual value, such security’s fair value shall be determined through the use of an independent pricing service’s proprietary fair value pricing model. When fair value pricing is

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Funds’ use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Funds’ process may not be effective in preventing short-term NAV arbitrage trading.

Shares Valuation

The NAV per share of each share class of each Fund is calculated by dividing the sum of the value of the assets held by the Fund, minus all liabilities (including accrued expenses), by the total number of shares outstanding of the share class of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

Foreign Currency Translation

Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. Foreign currency exchange rates shall be provided by an independent pricing service, bank, or broker-dealer. The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes. The Funds bear the risk of changes in the foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Funds also bear the risk of a counterparty failing to fulfill its obligation under a foreign currency contract. Investments in securities of foreign companies involve additional risks including: less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less-developed markets.

Accounting for Portfolio Transactions

The Funds account for purchases and sales of portfolio securities as of each security’s trade date. The Funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the Funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The Funds record interest income on an accrual basis. Premiums and discounts on the purchase of securities are amortized/accreted using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Use of Management Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

Recent Accounting Pronouncements

In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these amendments was November 5, 2018. Management has adopted these amendments on the Funds’ financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has adopted these amendments on the Funds’ financial statements.

2. Adviser Fees

RMB serves as the investment adviser to the Funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

RMB Small Cap Fund	1.00%
RMB SMID Cap Fund	0.85%
RMB Dividend Growth Fund	0.65%

3. Expenses

Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the

20	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Trust will be allocated among and charged to the assets of each series on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each series or the nature of the services performed and relative applicability to each series. Fund expenses that are not class specific are allocated to each class based on relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class.

The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser contractually limits certain operating expenses (including advisory, distribution and service fees, among others) of the following Funds to the rates below based on average daily net assets by waiving its advisory fees and reimbursing Fund operating expenses.

Class I
RMB Small Cap Fund	1.10%
RMB SMID Cap Fund	0.95%
RMB Dividend Growth Fund	0.80%

In accordance with the Agreement, the Adviser will not reimburse a Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board. The Agreement will remain in effect through June 24, 2020 and may be continued from year to year thereafter, if agreed by all parties to the Agreement. While in effect the Agreement may be terminated with respect to a Fund by agreement of RMB and the Funds’ Board of Trustees and shall terminate automatically upon the termination of the Fund’s Advisory Agreement or, if applicable, Sub-Advisory Agreement.

Amounts waived or reimbursed by the Adviser with respect to a Fund may be recouped for a period of three years from the date an amount was waived or reimbursed to the extent the Fund’s actual fees and expenses for a fiscal period are less than the Fund’s expense limitation both at the time of waiver and recoupment. The following table shows each Fund’s waived or reimbursed expenses subject to recoupment by the Adviser for the next three years:

				RMB
Year	Expiration	RMB Small	RMB SMID	Dividend
Incurred	Year	Cap Fund	Cap Fund	Growth Fund
2019	2022	$2,449	$2,099	$1,918

The waived or reimbursed expenses subject to potential recovery by RMB at June 21, 2019 are no longer recoverable by RMB following the approval of Reorganization.

4. Investment Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments for each Fund, for the fiscal year ended June 30, 2019, were as follows:

	Purchases	Sales
RMB Small Cap Fund	$23,206,756	$59,566,962
RMB SMID Cap Fund	$27,720,394	$47,568,588
RMB Dividend Growth Fund	$7,715,124	$8,602,594

5. Distributions and Taxes

Dividends from net investment income, if any exist, are generally declared and paid at least annually for the Funds. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds. All short-term capital gains are included in ordinary income for tax purposes.

The Funds record distributions on the ex-dividend date. On occasion, a Fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. A Fund would only make reclassifications consistent with federal tax regulations.

It is each Fund’s intention to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision has been made. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016 − 2018), or expected to be taken in the Funds’ 2019 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2019 and 2018 are as follows:

			RMB
	RMB Small	RMB SMID	Dividend
2019	Cap Fund	Cap Fund	Growth Fund
Distributions paid from:
Ordinary income	$—	$4,808,485	$820,113
Long-Term Capital Gain	32,279,821	17,126,945	4,655,296
Total Distributions Paid	$32,279,821	$21,935,430	$5,475,409

			RMB
	RMB Small	RMB SMID	Dividend
2018	Cap Fund	Cap Fund	Growth Fund
Distributions paid from:
Ordinary income	$4,794,030	$4,523,434	$370,842
Long-Term Capital Gain	44,024,773	31,938,075	1,737,155
Total Distributions Paid	$48,818,803	$36,461,509	$2,107,997

The Funds designated as long-term capital gain dividends, pursuant to IRS Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2019.

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

			RMB
	RMB Small	RMB SMID	Dividend
	Cap Fund	Cap Fund	GrowthFund
Tax cost of investments	$81,636,642	$117,010,725	$25,976,623
Unrealized appreciation	39,465,003	67,627,135	10,041,054
Unrealized depreciation	(3,801,124)	(4,946,545)	(602,948)
Net unrealized appreciation/(depreciation)	35,663,879	62,680,590	9,438,106
Undistributed ordinary income	394,181	397,396	18,724
Undistributed long-term capital gains	—	686,076	361,123
Total distributable earnings	394,181	1,083,472	379,847
Other accumulated losses	—	—	—
Total accumulated gain/(loss)	$36,058,060	$63,764,062	$9,817,953

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2019, the Funds had no capital loss carryforwards, qualified late-year ordinary losses and post-October capital losses.

Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, partnerships and the tax practice known as equalization. As of June 30, 2019, the permanent book and tax basis differences were as follows:

			RMB
	RMB Small	RMB SMID	Dividend
Increase/(Decrease)	Cap Fund	Cap Fund	Growth Fund
Distributable Earnings	$6,349,762	$(5,210,407)	$(24,538)
Paid-In Capital	$(6,349,762)	$5,210,407	$24,538

22	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

6. Disclosure of Certain Commitments and Contingencies

Under the Funds’ organizational documents, officers and trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and based on experience expect the risk of loss to be remote.

7. Restricted Securities

The Funds may not invest more than 15% of net assets in securities subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities deemed by the Adviser to be liquid are not subject to the 15% limitation. At June 30, 2019, the Funds held no restricted securities.

8. Fund Risks

Each of the Funds is subject to market risk, equity securities risk, management risk, and other risks. Market risk is the risk that the price of a security held by a Fund may decline, sometimes rapidly or unpredictably, due to changing economic, political or market conditions that are not specifically related to the issuer of the security. Equity securities risk is the risk that the price of an equity security held by a Fund may decline due to factors related to the issuer of the security including the sector or industry in which it operates. Equity securities may be disproportionately affected by these risks because they are subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure. Equity securities have historically experienced more volatility in their returns than debt securities. Management risk is the risk that investment decisions employed by the Adviser or Sub-Adviser will not produce the intended results.

In addition, each Fund subject to small- and mid-capitalization companies risk. Small- and mid-capitalization companies may have greater price volatility than and be less liquid than large-capitalization companies.

9. Fair Value of Financial Instruments

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Funds’ own assumptions about the inputs market participants would use to value the asset or liability. Various inputs are used in determining the value of each Fund’s investments, and the lowest level for any significant input determines leveling. These inputs are summarized in the three broad levels below:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
RMB Small Cap Fund
Equity
Common Stock*	$113,231,175	$—	$—	$113,231,175
Total Equity	113,231,175	—	—	113,231,175
Short-Term Investments	4,069,346	—	—	4,069,346
Total Investments in Securities	$117,300,521	$—	$—	$117,300,521

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
RMB SMID Cap Fund
Equity
Common Stock*	$174,824,875	$—	$—	$174,824,875
Total Equity	174,824,875	—	—	174,824,875
Short-Term Investments	4,866,440	—	—	4,866,440
Total Investments in Securities	$179,691,315	$—	$—	$179,691,315

RMB Dividend Growth Fund
Equity
Common Stock*	$34,858,402	$—	$—	$34,858,402
Total Equity	34,858,402	—	—	34,858,402
Short-Term Investments	556,327	—	—	556,327
Total Investments in Securities	$35,414,729	$—	$—	$35,414,729

*	See Funds’ Schedule of Investments for Industry classifications.

10. Change in Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”) served as the independent registered public accounting firm for the Predecessor Fund to audit the financial statements for the fiscal year ended June 30, 2018.

The Trust engaged Tait, Weller & Baker LLP on June 24, 2019, as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending June 30, 2019.

The report of EY on the financial statements of the Predecessor Funds for the fiscal year ended June 30, 2018, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the Predecessor Funds’ audit for the fiscal period ended June 30, 2018, there have been no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY would have caused them to make reference thereto in their report on the financial statements for such periods.

11. Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Funds and has determined that there were no events that require recognition or disclosure in the financial statements.

24	NOTES TO FINANCIAL STATEMENTS

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 to June 30, 2019.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid
	Account	Account	During Period*	Account	Account	During Period*
	Value	Value	1/1/2019 –	Value	Value	1/1/2019 –	Expense
RMB Funds	1/1/2019	6/30/2019	6/30/2019	1/1/2019	6/30/2019	6/30/2019	Ratio*
RMB Small Cap Fund
Class I	$1,000.00	$1,198.80	$6.00	$1,000.00	$1,019.34	$5.51	1.10%
RMB SMID Cap Fund
Class I	$1,000.00	$1,218.10	$5.22	$1,000.00	$1,020.08	$4.76	0.95%
RMB Dividend Growth Fund
Class I	$1,000.00	$1,181.00	$4.33	$1,000.00	$1,020.83	$4.01	0.80%

*	Expenses are equal to each Fund’s annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 462-2392; (2) by visiting the Funds’ website located at http://www.rmbfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (1) by calling (800) 462-2392; (2) by visiting the Funds’ website located at http://www.rmbfunds.com; and (3) by visiting the SEC’s website at http://www.sec.gov.

Tax Information

Pursuant to Section 854 of the Internal Revenue Code of 1986, the RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund, respectively, designate income dividends of 0.00%, 47.52% and 100.00% as qualified dividend income paid during the fiscal year ended June 30, 2019.

Of the ordinary income (including short-term capital gain) distributions made by the RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund, respectively, the percentages which qualify for the dividend received deduction available to corporate shareholders were 0.00%, 47.05% and 97.53% for the fiscal year ended June 30, 2019.

For Federal Income tax purposes, the RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund, respectively, designate short-term capital gain dividends of 0.00%,100.00% and 26.98% for the year ended June 30, 2019.

OTHER INFORMATION	25

Auditor Opinion

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the

RMB Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the RMB Small Cap Fund, the RMB SMID Cap Fund, and the RMB Dividend Growth Fund (the “Funds”), each a series of the RMB Investors Trust (the “Trust”), including the schedules of investments, as of June 30, 2019, the related statements of operations, the statements of changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended June 30, 2018 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated August 27, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2019

26	AUDITOR OPINION

Board of Trustees Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements

RMB Investors Trust (the “Trust”) has an Investment Advisory Agreement (the “Advisory Agreement”) with RMB Capital Management, LLC (“RMB”) pursuant to which RMB manages the series of the Trust. The series of the Trust are: RMB Fund, RMB Mendon Financial Services Fund, RMB Mendon Financial Long/Short Fund, RMB International Fund, RMB International Small Cap Fund, RMB Japan Fund, RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of the Advisory Agreement be approved annually by both the Board of Trustees (the “Board”) and by a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately. All of the Trustees of the Trust are Independent Trustees.

RMB Small Cap Fund (formerly IronBridge Small Cap Fund), RMB SMID Cap Fund (formerly IronBridge SMID Cap Fund) and RMB Dividend Growth Fund (formerly, IronBridge Large Cap Fund) (each, a “Fund,” and together, the “Funds”) were reorganized into series of the Trust on June 24, 2019 (“Reorganization”). In connection with the Reorganization, the Advisory Agreement was approved for the Funds for a period through July 1, 2020 at an in-person meeting of the Board called for that purpose held on March 7, 2019.1

The Board determined that the terms of the Advisory Agreement are fair and reasonable and approved the Advisory Agreement for each of the Funds.

At its March 7, 2019 meeting, the Trustees discussed the approval of the Advisory Agreement for the Funds. At the meeting, the Board received and considered materials relating to, among other matters, the investment and management services provided by RMB. The Board also received detailed information relating to the past performance of the Funds and their investment methodology. It was noted that prior to 2017, the Funds were managed by [IronBridge Capital Management], and that the shareholders of the Funds had approved the appointment of RMB as the adviser to the Funds on [October 27, 2017].

In evaluating the Advisory Agreement, the Board received and reviewed information provided by RMB in response to written requests from the Independent Trustees and their legal counsel, including without limitation information regarding RMB, its affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of RMB (including the portfolio managers of the Funds) the operations of the Funds and the capabilities of RMB to provide advisory services to the Funds.

Among other written and oral information, the Board requested and was provided information regarding:

•	the investment performance of each Fund and of independently selected peer groups of funds and of the Funds’ performance benchmarks over various time periods;

•	the investment performance of private funds and accounts managed by RMB (if any) with investment strategies similar to the investment strategies of the Funds;

•	each Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints;

•	the fees charged by RMB for investment advisory services, as well as other compensation received by RMB and its affiliates;

•	the expense cap arrangements;

•	the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;

•	comparisons of the investment performance, fees and total expenses of the Funds to mutual funds with similar objectives and strategies managed by other investment advisers prepared by Morningstar, Inc. (“Morningstar”), an independent provider of investment company data;

•	investment management staffing and the experience of the investment advisory and other personnel of RMB;

•	the historical quality of the services provided by RMB;

•	financial statements and other information regarding the financial condition and prospects of RMB; and

•	the profitability to RMB of managing the Funds and the methodology in allocating expenses to the management of the Funds.

Throughout the process, the Board had numerous opportunities to ask questions of and request additional materials from RMB. During the March 7, 2019 meeting at which the Board considered the Advisory Agreement, they were advised by and met, as necessary, in executive session with their independent legal counsel.

In considering the approval of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Board and Independent Trustees to approve the Advisory Agreement are discussed below:

[1]	The continuance of the Advisory Agreement, as it relates to the RMB Fund, the Mendon Funds, RMB International Fund, RMB International Small Cap Fund and RMB Japan Fund, and of the Sub-Advisory Agreement, as it relates to the Mendon Funds, was most recently considered and approved for a period through July 1, 2020 at an in-person meeting of the Board called for that purpose held on June 6, 2019.

OTHER INFORMATION	27

Board of Trustees Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

Approval of the Advisory Agreement

1. Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of advisory, administrative and shareholder services provided by RMB prior to the Reorganization, including the portfolio management of the Funds, supervision of operations of all Funds and compliance and regulatory filings for the Funds and disclosures to Fund shareholders, general oversight of service providers, coordination of Fund marketing initiatives, assisting the Independent Trustees in their capacity as trustees, and other services. The Board noted that the principal portfolio managers managing the Funds prior to the Reorganization would continue to do so.

The Board also considered information on RMB, such as: financial condition; investment professionals’ experience; reputation, financial strength, regulatory history and resources; approach to retention and compensation of investment and other personnel; and management structure and their intentions with respect to the management of the Funds.

The Board concluded that the nature, quality and extent of the services provided by RMB to the Funds were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by RMB under the Advisory Agreement.

2. Performance of the Funds. The Board considered the investment performance of the RMB Small Cap Fund, previously the IronBridge Small Cap Fund, which ranked at the top of its peers for the one-, three, and five-year periods ended December 31, 2018, and at the lower end of its peer group for the ten-year period.

The Board considered the investment performance of the, and RMB SMID Cap Fund, previously the IronBridge SMID Cap Fund, which ranked 7/15, 9/15, 10/15 and 12/14 relative to its peers for the one-, three-, five-, and ten-year periods ended December 31, 2018.

The Board considered the investment performance of the RMB Dividend Growth Fund, previously the IronBridge Large Cap Fund, which ranked in the middle of its peers for the one-, three-, five-, and ten-year periods ended December 31, 2018.

In considering the performance of the Funds, the Board considered the research driven investment strategy of the Funds and how that strategy had performed over different market periods.

3. Costs of Services and Profits Realized by RMB.

(a) Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by RMB to private funds and other accounts with similar investment mandates. The Trustees viewed favorably that fees would remain the same and the current willingness of RMB to limit the total expense ratios of certain Funds, including maintaining the agreement to contractually waive fees and reimburse expenses. The Trustees also viewed cost-control efforts favorably, including the impact of recent changes to service providers for the complex to reduce administrative and custodial fees.

The Board noted that both the contractual management fee and total expenses for the RMB Small Cap Fund, previously the IronBridge Small Cap Fund, were above the median within its Morningstar peer group. The Board noted that the contractual management fee was at median and total expenses were well below median within its Morningstar peer group for the RMB SMID Cap Fund, previously the IronBridge SMID Cap Fund. The Board noted that both the contractual management fee and total expenses for the RMB Dividend Growth Fund, previously the IronBridge Large Cap Fund, ranked 1/15 within its Morningstar peer group.

The Board concluded that, for each Fund, the contractual management fee would be acceptable based upon the qualifications, experience, reputation and performance of RMB and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the Fund complex.

(b) Profitability and Costs of Services to RMB. The Board considered the materials concerning RMB’s profitability and costs attributable to the Funds. The Board also considered whether the amount of RMB’s profit would be a fair entrepreneurial profit for the management of the Funds. The Board considered the impact of the relatively small aggregate Fund assets on RMB’s fees and the amount of expenses that might be absorbed due to contractual expense waivers. The Board also reviewed financial statements showing RMB’s current financial position. The Board concluded that RMB’s profitability for each Fund would not be excessive, particularly in light of the quality of the services provided to the Funds.

4. Extent of Economies of Scale as the Funds Grow. The Board considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Board noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as the Funds’ assets grow. Given the low level of assets under management in each of the Funds, the Board determined to continue to review whether and how additional economies of scale might be achieved for the benefit of Fund investors as and if asset levels materially increased.

28	OTHER INFORMATION

Board of Trustees Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

5. Other Relevant Considerations.

(a) Personnel and Methods. The Board considered the size, education and experience of the staff of RMB. The Board also considered the favorable history, reputation, qualifications and background of RMB, as well as the qualifications of their personnel, and concluded that each of RMB had sufficient personnel, with appropriate education and experience, to serve the Funds effectively. The Board noted as well that the portfolio managers who had managed the Funds prior to the Reorganization would continue to manage the Funds.

(b) Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by RMB and its affiliates from their association with the Funds, including any soft dollar services received. The Board concluded that potential “fall-out” benefits that RMB, and its affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Funds.

Conclusions

In considering the Advisory Agreement, the Board did not identify any factor as all-important or all-controlling and instead considered the above-listed factors and others collectively in light of the totality of the Funds’ circumstances. Based on this review, it was the judgment of the Board that shareholders of the Funds would receive satisfactory performance at reasonable fees. As a part of its decision-making process, the Board considered, generally, that shareholders invested in the Funds knowing that RMB, as applicable, managed the Fund and knowing their investment management fee schedules and investment philosophies. As such, the Board considered, in particular, whether RMB managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders. The Board also noted the continuity of management style for the Funds following the Reorganization.

After full consideration of the above factors, as well as other factors that the Board considered instructive in evaluating the Advisory Agreement, the Board and the Independent Trustees unanimously concluded that approval of the Advisory Agreement was in the best interest of each Fund and its shareholders and, on March 7, 2019, approved continuance of the Advisory Agreement for the Funds through July 1, 2020.

OTHER INFORMATION	29

INDEPENDENT TRUSTEES (Unaudited)

		Term of		Number of
	Position Held	Office and	Principal Occupation	Funds Overseen	Other Directorships held by
Name, Address and Age	with the Funds	Time Served	During the Past 5 Years	within Trust	Trustee During the Past 5 Years
Margaret M. Eisen	Trustee and	Since	Trustee, Smith College (2012–2016); Chief	9	Board of Trustees, Columbia Acorn
RMB Investors Trust	Chair	2013	Investment Officer, EAM International LLC		Trust (8 series) and Wanger Advisors
115 South LaSalle Street,			(finance and asset management)		Trust (4 series) (2002–Present);
34th Floor			(2003–2013); and Managing Director, CFA		Board of Directors, IronBridge Funds
Chicago, IL 60603			Institute (2005–2008).		(3 series) (2017–2019).
(1953)
Peter Borish	Trustee	Since	President, Computer Trading Corporation	9	None.
RMB Investors Trust		2015	(financial consulting firm) (since 1995).
115 South LaSalle Street,
34th Floor
Chicago, IL 60603
(1959)
William F. Connell	Trustee	Since	Founding Partner, Connell & Andersen LLP,	9	None.
RMB Investors Trust		2012	formerly Connell & Taylor (since 1987); and
115 South LaSalle Street,			Founding Partner, Connell & Wiener (since
34th Floor			1997).
Chicago, IL 60603
(1944)
Robert Sabelhaus	Trustee	Since	Retired (since 2008). Formerly, Senior	9	None.
RMB Investors Trust		2015	Executive Vice President, Legg Mason Inc.
115 South LaSalle Street,
34th Floor
Chicago, IL 60603
(1948)
James M. Snyder	Trustee	Since	Mr. Snyder is a private investor, manages a	9	Frontier Funds, Inc.
RMB Investors Trust		2019	family foundation and serves on corporate and		(with oversight of 5 portfolios)
115 South LaSalle Street,			not for profit boards. He spent his entire
34th Floor			professional career at The Northern Trust
Chicago, IL 60603			Company, retiring as Executive Vice President,
(1947)			Chief Investment Officer. Mr. Snyder is a
			Chartered Financial Analyst (CFA).
PRINCIPAL OFFICERS
Walter H. Clark
RMB Investors Trust	President	Since	Chief Operating Officer of the Adviser	N/A	Director, IronBridge Funds
115 South LaSalle Street,		2016	(since 2010).		(3 series) (2010–2019).
34th Floor
Chicago, IL 60603
(1968)
Maher Harb	Chief Financial	Since	Chief Financial Officer of the Adviser	N/A	N/A
RMB Investors Trust	Officer,	2016	(since 2008).
115 South LaSalle Street,	Treasurer and
34th Floor	Secretary
Chicago, IL 60603
(1968)
John Davis	Chief	Since	President, Secretary, Chief Executive Officer	N/A	N/A
RMB Investors Trust	Compliance	2017	and Chief Compliance Officer, IronBridge
115 South LaSalle Street,	Officer		Funds (since 2010); Chief Compliance Officer,
34th Floor			IronBridge Capital Management, L.P.
Chicago, IL 60603			(2003−2017).
(1970)
Krista Rivers	Senior Vice	Since	Senior Vice President, Director of Institutional	N/A	N/A
RMB Investors Trust	President	2016	Client Service of the Adviser (since 2014); and
115 South LaSalle Street,			Senior Vice President, Ariel Investments, LLC
34th Floor			(1993–2014).
Chicago, IL 60603
(1970)
Frank A. Passantino	First Vice	Since	First Vice President of the Adviser (since	N/A	N/A
RMB Investors Trust	President,	1990	2016); First Vice President, Burnham Asset
115 South LaSalle Street,	Assistant		Management Corporation (Funds’ former
34th Floor	Secretary and		investment adviser) (1990–2016); and First
Chicago, IL 60603	Anti-Money	Since	Vice President, Burnham Securities, Inc.
(1964)	Laundering	1999	(1990–2016).
	Compliance
	Officer
Laura A. Flentye	Senior Vice	Since	Vice President, Chief Administration Officer, of	N/A	N/A
RMB Investors Trust	President and	2017	the Adviser (since 2017); Chief Operating
115 South LaSalle Street,	Secretary		Officer and Chief Compliance Officer, Cupps
34th Floor			Capital Management (2000–2016).
Chicago, IL 60603
(1969)

30

Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include the Funds’ investment adviser and companies that are related to RMB Investors Trust through common control or ownership. The Funds’ investment adviser, RMB Capital Management, LLC, is an Affiliate of the Funds.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

PRIVACY NOTICE	31

Distributor

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

internet: www.foreside.com

Shareholder Returns

Shareholders can obtain the most recent Fund returns by calling 1-(800) 462-2392 or on the Trust’s website at http://www.rmbfunds.com.

Adviser	Independent Trustee Counsel
RMB Capital Management, LLC	Perkins Coie LLP
115 South LaSalle Street, 34th Floor	700 13th Street NW, Suite 600
Chicago, IL 60603	Washington, DC 20005

Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon Investment Servicing (US) Inc.	Tait, Weller & Baker LLP
4400 Computer Drive	50 South 16th Street, Suite 2900
Westborough, MA 01581	Philadelphia, PA 19102

Custodian	Administrator
U.S. Bank, N.A.	U.S. Bancorp Fund Services, LLC
1555 North River Center Drive, Suite 302	2020 East Financial Way, Suite 100
Milwaukee, WI 53212	Glendora, CA 91741

Legal Counsel
Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601

OFFICERS OF THE TRUST	BOARD OF TRUSTEES

Walter H. Clark	Independent Chair
President	Margaret Eisen

Maher Harb	Trustees
Chief Financial Officer and Treasurer	Peter Borish

John Davis	William F. Connell
Chief Compliance Officer	Robert Sabelhaus
James M. Snyder
Krista Rivers
Senior Vice President

Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Compliance Officer

Laura A. Flentye
Senior Vice President and Secretary

Investment Company Act file number: 811-00994

This report was prepared for current shareholders of the Funds, which are all a part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the Funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-462-2392.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees have determined that there is at least one audit committee financial expert serving on its audit committee. Margaret M. Eisen is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2019	FYE 06/30/2018
Audit Fees	$45,000	$77,500
Audit-Related Fees	$0	$0
Tax Fees	$9,000	$20,700
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2019	FYE 06/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

2

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2019	FYE 06/30/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Filed herewith.

Ernst & Young LLP (“EY”) served as the independent registered public accounting firm for the Predecessor Fund to audit the financial statements for the fiscal year ended June 30, 2018.

The Trust engaged Tait, Weller & Baker LLP on June 24, 2019, as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending June 30, 2019.

The report of EY on the financial statements of the Predecessor Fund for the fiscal year ended June 30, 2018, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the Predecessor Fund’s audit for the fiscal period ended June 30, 2018, there have been no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY would have caused them to make reference thereto in their report on the financial statements for such periods.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMB Investors Trust

By:	/s/ Walter H. Clark
Walter H. Clark, President

Date:	September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Walter H. Clark
Walter H. Clark, President

Date:	September 5, 2019

By	/s/ Maher Harb
Maher Harb, Chief Financial Officer and Treasurer

Date:	September 5, 2019

5